Exhibit 10.12


                          AMENDMENT TO OPTION AGREEMENT



THIS AMENDMENT TO OPTION AGREEMENT is made and entered into this 3rd day of June, 2002, by and between ELAMS MILL PARTNERS, LLC, a Georgia limited liability company (hereinafter called "Landlord"), and GENERATIONS BANCSHARES, INC., a Georgia corporation (hereinafter called "Tenant"), for and in consideration of the promises herein contained;


                              W I T N E S S E T H:


WHEREAS, Landlord and Tenant have previously entered into that certain Option Agreement dated October 1, 2001 and being modified by no separate amendments (the "Option Agreement") covering that certain real property of Landlord located in or near the City of Blairsville, County of Union, State of Georgia containing approximately one and eight-one hundreds (1.08) acres (the "Property"); and

WHEREAS, Landlord and Tenant do now desire to modify and amend the Option Agreement as specifically set forth herein.

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and legal sufficiency of which is hereby acknowledged, the parties agree that the Option Agreement is hereby modified and amended as follows:

1. Section 1, Option to Lease, shall be deleted in its entirety and the following shall be inserted in lieu thereof:

     1.   Option to Lease.
          ---------------

          (a) For a period of one-hundred twenty (120) days from October 1, 2001 (the "Option Period"), Landlord grants to Tenant the exclusive right and option (the "Option") to lease the Property. Tenant shall have the right to extend the Option for Three (3) additional thirty (30) day periods by written notice to Landlord on or before the expiration of the initial Option Period and ally subsequent renewal period and payment of an additional $3,000.00 to Landlord for each thirty-day period (the "Extension Fee").

               Tenant shall have the right to extend the Option for seven additional 30-day periods starting with the end of the 3rd 30-day extension period. The extension fees for the additional seven periods are as follows:


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               Period                            Extension  Fee
               ------                            --------------
               April 30th - May 29th                 $20,000.00
               May 30th - June 29th                   $3,500.00
               June 30th - July 29th                  $3,500.00
               July 30th - August 28th                $3,500.00
               August 29th -  September 27th          $3,500.00
               September 28th - October 27th          $3,500.00
               October 28th - November 26th           $3,500.00

          (b) Tenant shall have the right to exercise the Option by written notice to Landlord on or before the expiration of the Option Period, as the same may be extended. Tenant must provide an executed and recordable copy of Exhibit "B-1" with it's written notice of exercise of the Option. Such notice shall not be given before Tenant has completed the sale of its public stock offering. If Tenant fails to give such written notice prior to the expiration of the Option Period, as the same may be extended, the Option shall expire and be of no further force and effect and Landlord shall be entitled to retain all Option Fees and Extension Fees.

2. Exhibit "B" to the Option shall deleted in its entirety and. the attached Exhibit "B-1" shall be inserted in lieu thereof.


All other terms and conditions of the Option Agreement shall remain in full force and effect and unchanged, except as specifically set forth herein.


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IN WITNESS WHEREOF, the parties hereto have entered into this Amendment to Option Agreement as of the day and year first above written.



     LANDLORD:
     ELAMS MILL PARTNERS, LLC, a Georgia limited liability company



     By: /s/ Gary Leedham
        ------------------
     Name: Gary Leedham
     Its: Managing Member



     TENANT:
     GENERATIONS BANCSHARES, INC., a Georgia corporation



     By: /s/ David K. George
        ----------------------
     Name: David K. George
     Its: President


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
                                  Exhibit B-1



Exhibit B-1 may be found at Exhibit 10.2.


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